UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) July 31, 2007

ARGYLE SECURITY, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-51639	20-3101079
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Concord Plaza, Suite 700 San Antonio, TX	78216
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:   (210) 828-1700

ARGYLE SECURITY ACQUISITION CORPORATION
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01  Completion of Acquisition or Disposition of Assets.

On July 31, 2007, pursuant to the terms of a Merger Agreement, dated December 8, 2006, as amended on June 29, 2007 and July 11, 2007 (“Merger Agreement”), Argyle Security Acquisition Corporation (“Argyle”) acquired all of the assets and liabilities of ISI-Detention Contracting Group, Inc. (“ISI”) through the merger of Argyle’s wholly-owned subsidiary, ISI Security Group, Inc., into ISI. As a result of the merger, ISI became a wholly owned subsidiary of Argyle. ISI is a provider of physical security solutions to commercial, governmental and correctional customers.

At the closing of the merger, the following consideration was paid by Argyle to the stockholders of ISI:
•	$18,600,000 in cash;
•	1,180,000 shares of common stock of Argyle (valued at approximately $9,180,000); and
•	$1,925,000 of unsecured promissory notes convertible into shares of common stock of Argyle at a conversion price of $10 per share.

In addition, the merger consideration paid by Argyle also included (i) payment of up to $2.0 million to an entity created by two executive officers of ISI in connection with the issuance of performance and payment bonds to ISI; and (ii) approximately $1.0 million in ISI transaction costs.

In connection with the approval of the merger at the July 30, 2007 Special Meeting of Stockholders of Argyle, the stockholders also approved (i) an amendment to Argyle’s Second Amended and Restated Certificate of Incorporation to change its name from Argyle Security Acquisition Corporation to Argyle Security, Inc.; (ii) an amendment to Argyle’s Second Amended and Restated Certificate of Incorporation to remove certain provisions containing procedures and approvals applicable to Argyle prior to the consummation of a business combination that will no longer be operative upon consummation of the merger; and (iii) the adoption of Argyle’s 2007 Omnibus Securities and Incentive Plan which provides for the grant of up to 1 million shares of common stock or cash equivalents.

BUSINESS

The business of Argyle is described in Argyle’s Definitive Proxy Statement dated July 11, 2007, in the section entitled “Information about ISI” beginning on page 54, which is incorporated herein by reference.

RISK FACTORS

The risks associated with business are described in Argyle’s Definitive Proxy Statement dated July 11, 2007, in the section entitled “Risk Factors” beginning on page 15, which is incorporated herein by reference.

FINANCIAL INFORMATION

The financial information of Argyle is included in the Definitive Proxy Statement, dated July 11, 2007, in the sections entitled “Selected Historical Financial Information,” beginning on page 24, “ISI Management’s Discussion and Analysis of Financial Condition and Results of Operations,” beginning on page 63, “Argyle Management’s Discussion and Analysis of Financial Condition and Results of Operations,” beginning on page 78, “Unaudited Pro Forma Condensed Consolidated Financial Statements,” beginning on page 81 and “Financial Statements” beginning on page F-1, each of which are incorporated herein by reference.

PROPERTIES

The facilities are described in the Definitive Proxy Statement, dated July 11, 2007 in the sections entitled “Information about ISI - Facilities,” beginning on page 57,” “Information about Argyle- Facilities,” beginning on page 77, each of which are incorporated herein by reference.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The beneficial ownership of the common stock of Argyle immediately after the consummation of the merger is described in the Definitive Proxy Statement, dated July 11, 2007, in the section entitled “Security Ownership of Officers and Directors of the Combined Company after the Acquisition,” on page 108, which is incorporated herein by reference.

DIRECTORS AND EXECUTIVE OFFICERS

The directors and executive officers of the Company immediately after the consummation of the merger are described in the Definitive Proxy Statement, dated July 11, 2007, in the section entitled “Directors, Management and Key Employees Following the Acquisition,” beginning on page 97, which is incorporated herein by reference.

EXECUTIVE COMPENSATION

The executive compensation of the executive officers and directors is described in the Definitive Proxy Statement, dated July 11, 2007, in the section entitled “Directors and Management,” beginning on page 97, which is incorporated herein by reference.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The description of certain relationships and related transactions are described in the Definitive Proxy Statement, dated July 11, 2007, in the section entitled “Certain Relationships and Related Transactions,” beginning on page 105, which is incorporated herein by reference.

LEGAL PROCEEDINGS

The legal proceedings are described in the Definitive Proxy Statement, dated July 11, 2007, in the sections entitled “Information about ISI - Legal Proceedings,” on page 58 and “Information about Argyle- Legal Proceedings,” on page 78, which are incorporated herein by reference.

MARKET PRICE OF AND DIVIDENDS ON THE REGISTRANT’S COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

Information about the market price, number of stockholders of record and dividends is described in the Definitive Proxy Statement, dated July 11, 2007, in the section entitled “Price Range of Securities and Dividends” beginning on Page 28, which is incorporated herein by reference.

The closing price per share of Argyle’s common stock, warrants and units as reported on The Over-the-Counter Bulletin Board on July 31, 2007 was $7.54, $1.91 and $9.30, respectively.

RECENT SALES OF UNREGISTERED SECURITIES

Information about the Company’s recent sales of unregistered securities are described in Argyle’s Annual Report on Form 10-K for the year ended December 31, 2006, dated March 19, 2007, in the section entitled “Recent Sales of Unregistered Securities” beginning on page 20 and is incorporated herein by reference.

In connection with the consummation of the merger, the stockholders of ISI were issued an aggregate of 1,180,000 shares of common stock of Argyle (valued at approximately $9,180,000). The shares of Argyle’s common stock issued to the ISI stockholders were not registered under the Securities Act of 1933, as amended (“Securities Act”) in reliance upon the exemption from the registration requirements provided in Section 4(2) of the Securities Act. In addition, in connection with a bridge loan to Argyle by certain officers and directors, in April 2007, Argyle issued notes and warrants to such officers and directors. The description of such financing is contained in the Definitive Proxy Statement, dated July 11, 2007, in the section entitled “Liquidity and Capital Resources” beginning on Page 79, which is incorporated herein by reference.

DESCRIPTION OF REGISTRANT’S SECURITIES

The description of the Company’s units, common stock, warrants and other securities are described in the Registration Statement in Amendment No. 7 to Form S-1 (No. 333-126569), dated January 13, 2006, in the section entitled “Description of Securities” beginning on page 46 of the prospectus contained therein and in the Definitive Proxy Statement, dated July 11, 2007, in the section entitled “Argyle’s Securities,” beginning on page 109 and are incorporated herein by reference.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

Argyle’s Second Amended and Restated Certificate of Incorporation provides that all directors, officers, employees and agents of the company are entitled to be indemnified by the company to the fullest extent permitted by Section 145 of the Delaware General Corporation Law. The description of the indemnification provisions are set forth in Part II of Argyle’s Registration Statement in Amendment No. 7 to Form S-1 (No. 333-126569), dated January 13, 2006, in Item 14. Indemnification of Directors and Officers”, beginning on page II-1 and are incorporated herein by reference.

In addition, Argyle has agreed to indemnify two officers of ISI in connection with their personal guarantees of certain performance bonds of ISI as described in the Definitive Proxy Statement, dated July 11, 2007, in the section entitled “Liquidity and Capital Resources,” beginning on page 79 and is incorporated herein by reference.

FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

The Financial Statements and Exhibits are incorporated by reference from Item 9.01 of this Form 8-K.

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

Reference is made to the Current Report on Form 8-K dated April 18, 2006 as amended on April 25, 2006, and Current Report on Form 8-K dated May 2, 2006, and are incorporated herein by reference.

FINANCIAL STATEMENTS AND EXHIBITS

The Financial Statements and Exhibits are incorporated by reference from Item 9.01 of this Form 8-K.

Item 2.02 Results of Operations and Financial Condition.

Reference is made to the disclosure set forth under Item 2.01 of this Current Report on Form 8-K, which disclosure is incorporated herein by reference, concerning “Financial Information.”

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

Reference is made to the disclosure described in the Definitive Proxy Statement, dated July 11, 2007, in the sections entitled “Summary of the Proxy Statement - The Merger,” beginning on page 9 and “Proposal to Acquire ISI - General,” beginning on page 33 and are incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

Reference is made to the disclosure set forth under Item 2.01 of this Current Report on Form 8-K, which disclosure is incorporated herein by reference, concerning “Recent Sales of Unregistered Securities.”

Item 5.01 Changes in Control of Registrant.

Reference is made to the disclosure described in the Definitive Proxy Statement, dated July 11, 2006, in the Section entitled "Security Ownership of Officers and Directors of the Combined Company after the Acquisition" beginning on page 107, which disclosure is incorporated herein by reference, as well as the additional disclosures set forth in this report.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

Reference is made to the disclosure set forth under Item 2.01 of this Current Report on Form 8-K, which disclosure is incorporated herein by reference, concerning “Directors and Executive Officers” and Executive Compensation.”

Item 5.06 Change in Shell Company Status

The material terms of the transaction by which Argyle’s wholly-owned subsidiary merged into ISI are described in the Definitive Proxy statement, dated July 11, 2007, in the section entitled “Summary of the Material Terms of the Merger,” beginning on page 3 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

The financial statements and selected financial information of the Company are included in the Definitive Proxy Statement, dated July 11, 2007, in the sections entitled “Selected Historical Financial Information,” “Selected Unaudited Pro Forma Combined Financial Statements,” “Unaudited Pro-Forma Condensed Consolidated Financial Statements” and “Index to Financial Statements” beginning on pages 24, 27, 81 and F-1, respectively, and are incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARGYLE SECURITY ACQUISITION CORPORATION

Date: August 6, 2007	By:	/s/ Bob Marbut
Name: Bob Marbut
Title: Co-Chief Executive Officer